EXHIBIT 10.19.4

        March 31, 2009

Talon International, Inc.
(f/k/a Tag-It Pacific, Inc.)
21900 Burbank Blvd., Suite 270
Woodland Hills, CA 91367
Attention:   Mr. Lonnie D. Schnell, CEO

       Re:    Amendment No. 4 to Loan Agreement

Dear Sirs:

        Reference is made to the Revolving Credit and Term Loan Agreement dated as of June 27, 2007, as amended by Amendment No. 1 dated July 30, 2007, Amendment No. 2 dated November 19, 2007 and Amendment No. 3 dated March 31, 2008 (collectively, the “Loan Agreement”), by and between Bluefin Capital, LLC (the “Bluefin”) and Talon International, Inc. (f/k/a Tag-It Pacific, Inc.) (the “Borrower”). The Loan Agreement and all of the Loan Documents have been assigned to and are held by CVC California, LLC (the “Lender”), which is an entity under common control with Bluefin. All capitalized terms used herein without definition have the respective meanings ascribed to them in the Loan Agreement.

        The Borrower has notified the Lender that (a) it was not in compliance with the required EBITDA and ratio under Section 6.17 of the Loan Agreement for the Borrower’s fiscal quarters ended December 31, 2008 and March 31, 2009, (b) the Borrower was in compliance with the required EBITDA and ratio under such Section 6.17 for the Borrower’s fiscal quarter ended September 30, 2008, and thus may, in accordance with such Section 6.17, avoid the existence of an Event of Default by paying to the Lender a cash waiver fee with respect to each of the fiscal quarters ended December 31, 2008 and March 31, 2009 in accordance with clauses (i)(B) and (ii)(B) of the proviso of such Section 6.17 (together, the “Waiver Fees”), (c) the Borrower lacks the cash funds with which to pay the required Waiver Fees, and instead has requested the Lender to accept the Borrower’s promissory note in payment of such Waiver Fees, and (d) the Borrower will require an increase in the Borrowing Base through April 30, 2009. In consideration for such indulgences, the Lender has requested, and the Borrower has agreed to provide to the Lender, observer rights with respect to meetings of the Board of Directors of the Borrower.

        Accordingly, this will confirm the agreement of the Lender and the Borrower to make the following amendments to the Loan Agreement.

    1.        Definitions.

(a)               The following additional definitions are hereby added to Article 1 of the Loan Agreement in the appropriate alphabetical sequence: "Amendment No. 4" shall mean the Amendment No. 4 to Loan Agreement dated March 31, 2009 by and between the Lender and the Borrower.

               “Second Additional Note” shall mean the promissory note of the Borrower in the principal amount of $225,210 issued to the Lender pursuant to Amendment No. 4.

(b) The definition of “Notes” is hereby amended so as to include therein the Second Additional Note.

    2.        Waiver of Covenant Default; Issuance of Second Additional Note. Subject to the issuance of the Second Additional Note by the Borrower to the Lender simultaneously with the execution and delivery of this Amendment No. 4, the Lender waives the Event of Default arising under Section 6.17 of the Loan Agreement by reason of the Borrower’s failure to pay in cash the Waiver Fees. The Borrower’s obligations under such Second Additional Note shall constitute Obligations, which shall be Guaranteed pursuant to the Guaranty Agreement and secured by the Collateral pursuant to the Security Documents.

    3.        Re-Lending of Certain Term Loan Principal. The Lender hereby acknowledges having previously received from the Borrower the sum of $125,000 in repayment of a portion of the principal of the Term Loan. Upon execution and delivery of this Amendment No. 4, the Lender shall re-lend to the Borrower the sum of $125,000, thereby causing the outstanding principal balance of the Term Loan to be $9,500,000. Such re-loaned principal amount shall be evidenced by the Term Note, the terms and conditions of which shall be applicable to such re-loaned principal amount.

    4.        Borrowing Base. Clause (c) of the definition of “Borrowing Base” is hereby amended so as to read in full as follows: “(c) $1,200,000 at all times from January 1, 2009 through June 30, 2009".

    5.        Interest Deferral. The Borrower may, at its option, defer any or all interest payments on the Notes in respect of the quarter ended March 31, 2009, and to the extent of any amounts so deferred, same shall be due and payable in equal one-third third installments on July 1, 2009, October 1, 2009 and December 31, 2009 (subject to the Borrower’s right to make earlier payments, to be applied in direct order of maturity, from time to time in its discretion).

    6.        Equipment Sales. The Lender hereby consents to the Borrower and/or its Subsidiaries selling for cash, from time to time from and after the date hereof, any or all of the equipment listed on Schedule A attached hereto, provided that (a) no Event of Default is continuing at the time of any such sale, and (b) the proceeds of sale (net of reasonable selling expenses) are utilized solely for working capital and vendor support in the Borrower’s business.

    7.        Observer Rights. The following new Section 5.14 is hereby added to the Loan Agreement:

Section 5.14 Observer Rights. Permit the Lender from time to time to designate one non-voting observer, who shall be reasonably acceptable to the Board of Directors of the Borrower, to the Board of Directors of the Borrower (the “Board Observer”); give written notice to the Lender of all meetings of the Board of Directors of the Borrower, and of all action proposed to be taken by the Board of Directors of the Borrower by written consent, at the same time as notice thereof is given to such Board of Directors; with respect to all such meetings, permit the Board Observer to attend (either in person or, at the Board Observer’s option, by means of conference telephone call) any such meeting as a non-voting observer; and promptly pay or reimburse the Board Observer for all reasonable out-of-pocket expenses incurred by the Board Observer in attending such meeting (and to the extent not promptly paid or reimbursed, the Borrower hereby authorizes the Lender to charge such amounts to the Borrower’s revolving credit loan accounts with the Lender); provided, however, that the Board Observer shall agree to hold in confidence (except that disclosure may be made as and to the extent permitted under Section 9.13 of the Loan Agreement) all confidential or proprietary information provided to the Board Observer in advance of any meeting, and all confidential or proprietary information discussed at any meeting at which the Board Observer is in attendance; and further provided, that the Borrower reserves the right, exercised in good faith, to withhold any information from the Board Observer and to exclude the Board Observer from any meeting or portion thereof if and to the extent that (a) access to such information or attendance at such meeting or portion thereof would adversely affect the attorney-client privilege between the Borrower or the Board of Directors of the Borrower (or any committee of the Board of Directors) and its counsel, (b) the Lender is the subject matter under discussion, or (c) in the good faith judgment of counsel to the Borrower, same is necessary to discharge the directors’ fiduciary duty.

    8.        Expenses. The Borrower shall pay or reimburse the Lender on demand for its costs and expenses (including reasonable attorneys’ fees) incurred in connection with the preparation of this Amendment No. 4.

    9.        Reaffirmation.

(a) The Borrower hereby reaffirms all of its representations and warranties in the Loan Documents on and as of the date hereof, as if expressly made on and as of the date hereof.

(b)               The Borrower hereby (i) confirms the ongoing validity of all of the Obligations outstanding on the date hereof and on the effectiveness of this Amendment No. 4 (after giving effect to this Amendment No. 4), (b) confirms that such Obligations are owing without reservation, defense, counterclaim or offset, (c) confirms that, after giving effect to this Amendment No. 4, neither the Borrower nor any Subsidiary has any claims or causes of action against the Lender or any of its Affiliates, managers or officers, and (d) acknowledges, confirms and agrees that none of the amendments to be effected by this Amendment No. 4 shall constitute a novation of any of the Obligations outstanding immediately prior to the effectiveness of this Amendment No. 4.

(c)               The Borrower hereby reaffirms the validity of all of the liens and security interests heretofore granted to the Lender as collateral security for the Obligations, and acknowledges that all of such liens and security interests, and all collateral heretofore pledged as security for the Obligations, continues to be and remains collateral for the Obligations from and after the effectiveness of this Amendment No. 4.

    10.        Representations and Warranties. Each of the Lender and the Borrower hereby represents and warrants that (a) this Amendment No. 4 has been duly and validly authorized by all necessary corporate or company action on such Party’s part, (b) this Amendment No. 4 has been duly executed and delivered by such party’s duly authorized officer, and (c) this Amendment No. 4 constitutes such party’s valid and binding obligation, enforceable against such party in accordance with its terms.

    11.        Ongoing Force and Effect; Waiver and Amendment. Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and the other Loan Documents remain unchanged and in full force and effect. All references to the Loan Agreement in any other Loan Documents shall hereafter mean and refer to the Loan Agreement as amended by this Amendment No. 4. This Amendment No. 4 may not be amended or modified, nor may any performance required hereunder be waived, except pursuant to a written agreement signed by the party to be charged therewith.

    12.        Governing Law. This Amendment No. 4 shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws principles.

        [The remainder of this page is intentionally blank]

        Kindly confirm your agreement to the foregoing by countersigning a counterpart copy of this Amendment No. 4 in the space provided below.

Very truly yours, CVC CALIFORNIA, LLC By: /s/ Gary E Jaggard Gary E Jaggard, Managing Director
Acknowledged, Confirmed and Agreed To: TALON INTERNATIONAL, INC. (f/k/a Tag-It Pacific, Inc.) By: /s/ Lonnie D. Schnell Lonnie D. Schnell, Chief Executive Officer

SCHEDULE A

Talon International
Idle Equipment

                                                                                            FINANCED            DATE IN         # of
                                     Equipment                                               THROUGH            SERVICE        Units
------------------------------------------------------------------------------------ ------------------------ ------------- -------------

FORMED WIRE CHAIN MAKING EQUIPMENT

FORMED WIRE ZIPPER CHAIN MANUFACTURING MACHINES                                      Centennial Bank              11/01/04      12
FORMED WIRE ZIPPER CHAIN MANUFACTURING MACHINES                                      Centennial Bank              12/30/04
FORMED WIRE ZIPPER CHAIN MANUFACTURING MACHINES                                      Centennial Bank              12/31/04
FORMED WIRE ZIPPER CHAIN MANUFACTURING MACHINES                                      Centennial Bank              12/31/04
YPP (USA) Equipment                                                                                               10/31/01
Unizip, Inc.(YPP Machines)                                                                                        11/30/03
Unizip, Inc.(YPP Machines)                                                                                        01/31/03
Unizip, Inc.(YPP Machines)                                                                                        01/31/03
Iron Machine for 45TG with waxing unit and 2X heating elements                                                    06/08/04        1
Iron Machine for 4x lines 45YG-M4 2Xlines M5 with waxing unit and 2x heating ele                                  06/08/04        1
Tape Arrangement Machine                                                                                          05/10/05        1
Tuthill Blower Model 4009-46L3/KMT                                                                                08/22/04        1
GE-280 Auto Slider mount M/C                                                                                      03/17/05        1

FORMED WIRE ROLLING EQUIPMENT

YPP Machines                                                                         First National Bank          12/31/04
YPP Machines                                                                         First National Bank          12/31/04
full set changeover rollers #45                                                                                   05/28/05
full set changeover rollers #45 PO 1855                                                                           05/28/05

MAGEBA DYE SYSTEM

MAGEBA Continuous Dyeing Range type "Dual-End HT"                                    GE Capital Corporation       01/17/05        1
DYEING MACHINE S//N# 1924-KMT EQUIP                                                  GE Business Solutions        08/26/04        1
DYEING MACHINE S/N# 1883-KMT EQUIP                                                   GE Business Solutions        08/26/04        1
DYEING MACHINE S/N# 1923-KMT EQUIP                                                   GE Business Solutions        08/26/04        1

IN LINE ZIPPER EQUIPMENT

Sewing Machines                                                                                                   06/30/03        3
Sewing Machines                                                                                                   06/30/03        3
Sewing Machines                                                                                                   07/31/03
Sewing Machines                                                                                                   07/31/03
Sewing Machines                                                                                                   07/31/03        1
Sewing Machines                                                                                                   07/31/03        1
Sewing Machines                                                                                                   07/31/03
Sewing Machines                                                                                                   12/31/03        1
Sewing Machines                                                                                                   12/31/03

Zipper Making Machine                                                                                             10/31/02        1
Zipper Making Machine                                                                                             10/31/02        1
Zipper Making Machine

MVC430500000049 C4305-49 HOPPER BOWL WITH BASE DRIVE UNIT COMPLETE                                                03/17/04        1
MVC430500000049 C4305-49 HOPPER BOWL WITH BASE DRIVE UNIT COMPLETE                                                03/17/04        1
MVC430500000049 C4305-49 HOPPER BOWL WITH BASE DRIVE UNIT COMPLETE                                                03/17/04        1
MVC430500000049 C4305-49 HOPPER BOWL WITH BASE DRIVE UNIT COMPLETE                                                03/17/04        1
MVC430500000049 C4305-49 HOPPER BOWL WITH BASE DRIVE UNIT COMPLETE                                                03/17/04        1
MVC43050000049 C4305-49 HOPPER BOWL WITH BASE DRIVE UNIT COMPLETE                                                 08/10/04        2
MVC43050000049 Model V Hopper Bowls w/base drive unit for size 42 sliers                                          12/31/04        1
MVC43050000049 Model V Hopper Bowls w/base drive unit for size 42 sliers                                          12/31/04        2
MODEL V HOPPER BOWLS W/ BASE DRIVE UNIT FOR SIZE 42 SLIDERS                                                       12/03/04        5
Jean Zip Roller Mill                                                                                              07/01/04        1
Semi Auto BS Machine Head Long Stroke 178 Crown                                                                   01/06/05        1
Serge Machines REC " "D 4/7/04 BY ELIJAH                                                                          12/31/04        1

TEKFIT

Apparel Machinery ELITE 90 S/N 9316B                                                                              02/28/03
Apparel Machinery 2 EA NOVA 45 S/N 9537B & 9533B                                                                  04/30/03
Apparel Machinery M60 S/N 9247B, NOVA 45 S/N 9429B                                                                04/30/03
Reliant Machinery USA                                                                                             05/31/03
Profit Machine                                                                                                    05/31/03
Profit Machine                                                                                                    06/01/03
Profit Machine                                                                                                    05/31/03
Reliant Machinery USA                                                                                             06/30/03
Reliant Machinery USA                                                                                             06/30/03
Reliant Machinery USA                                                                                             06/30/03
Profit Machine                                                                                                    07/31/03
Profit Machine                                                                                                    07/31/03
Apparel Machinery                                                                                                 10/31/03

OTHER

ASSEMBLED 47 IN HOOD W/ CLEAR TEMPERED GLASS                                         Irwin Business Finance       12/31/04        1
BOGE AIR COMPRESSOR MODEL S10 10HP                                                   Irwin Business Finance       12/31/04        1
BOGE DC0050 REFRIGERATED AIR DRYER                                                   Irwin Business Finance       12/31/04        2
BOGE VU0050 SEPARATOR/ FILTER                                                        Irwin Business Finance       12/31/04        2
COLOR MATCHING CABINET                                                               Irwin Business Finance       12/31/04        1
CONVEYOR SYSTEM                                                                      Irwin Business Finance       12/31/04        1
G206 ELECTRONIC THERMOHYGROGRAPH                                                     Irwin Business Finance       12/31/04        1
ROTAWASH COLOR FASTNESS TESTER                                                       Irwin Business Finance       12/31/04        1
STEREO ZOOM DIGITAL MICROSCOPE G208F2                                                Irwin Business Finance       12/31/04        1
UNIVERSAL TESTER                                                                     Irwin Business Finance       12/31/04        1
Rotover 130-Automatic painter                                                                                     06/29/05        1
Denin Roller/Oscillating Guide Mach                                                                               06/14/04